SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       InterCounty Bancshares, Inc.
              --------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       InterCounty Bancshares, Inc.
              --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)     Title of each class of securities to which transaction applies:

      2)     Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

[  ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:

      2)     Form, Schedule or Registration Statement No.:

      3)     Filing Party:

      4)     Date Filed:

                         INTERCOUNTY BANCSHARES, INC.
                              48 N. South Street
                            Wilmington, Ohio  45177
                                (937) 382-1441


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders of InterCounty Bancshares, Inc. ("InterCounty"), will be held at 48 N. South Street, Wilmington, Ohio, on September 22, 1998, at 9:00 a.m., Eastern Time (the "Special Meeting"), for the purpose of adopting an amendment to the Seconded Amended and Restated Articles of Incorporation of InterCounty to increase the number of authorized common shares and transacting such other business as may properly come before the Special Meeting or any adjournments thereof. Such matters are more completely set forth in the accompanying Proxy Statement.

Only shareholders of InterCounty of record at the close of business on August 20, 1998, will be entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Whether or not you expect to attend the Special Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Special Meeting.


                                        By Order of the Board of Directors




September 1, 1998                       James W. Foland, Secretary

                         INTERCOUNTY BANCSHARES, INC.
                              48 N. South Street
                           Wilmington, Ohio  45177
                               (937) 382-1441

                               PROXY STATEMENT

                                  PROXIES

The enclosed Proxy is being solicited by the Board of Directors of InterCounty Bancshares, Inc. ("InterCounty"), an Ohio corporation, for use at a Special Meeting of Shareholders of InterCounty to be held at 48 N. South Street, Wilmington, Ohio, on September 22, 1998, at 9:00 a.m., Eastern Time, and at any adjournments thereof (the "Special Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by a later dated proxy received by InterCounty before the Proxy is exercised or by giving notice of revocation to InterCounty in writing before the Special Meeting or in open meeting. Attendance at the Special Meeting will not, of itself, revoke a Proxy.

Each properly executed Proxy received prior to the Special Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the adoption of an amendment to the Second Amended and Restated Articles of Incorporation of InterCounty (the "Articles") to increase the number of authorized common shares to 6,000,000.

Proxies may be solicited by the directors, officers and other employees of InterCounty in person or by telephone, telecopy, telegraph or mail only for use at the Special Meeting, and such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by InterCounty.

Only shareholders of record as of the close of business on August 20, 1998 (the "Voting Record Date"), are eligible to vote at the Special Meeting and will be entitled to cast one vote for each share owned. InterCounty's records disclose that, as of the Voting Record Date, there were 1,553,933 votes entitled to be cast at the Special Meeting.

                                VOTE REQUIRED

The presence, in person or by proxy, of a majority of the issued and outstanding shares entitled to vote at the Special Meeting is necessary to establish a quorum at the Special Meeting. Under Ohio law and the Articles, the affirmative vote of a majority of the outstanding common shares entitled to be voted at the Special Meeting is necessary to adopt the amendment to the Articles.

This Proxy Statement is first being mailed to shareholders of InterCounty on or about September 1, 1998.

                VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the only persons known to InterCounty to own beneficially more than five percent of InterCounty's outstanding common shares as of August 3, 1998:

                                    Amount                  Percent of
  Name and Address               Beneficially             Common Shares
of Beneficial Owner                Owned (1)                Outstanding
-------------------              ------------             -------------
<2>
B.  Anthony Williams (2)             196,098                    12.62%
Janet Williams
6172 U.S. 22 East
Wilmington, Ohio  45177

Brooke A. Williams                   89,621                     5.77%
148 E. 30th Street
Apartment 5D
New York, New York  10016

Dana L. Williams                     90,228                     5.81%
6172 U.S. 22 East
Wilmington, Ohio  45177

Lynn A. Williams                     89,449                     5.76%
4105 Stuart Avenue
Richmond, Virginia  23223

Beth Ellingwood                     100,441                     6.46%
325 West Sixth Street
Columbus, Ohio  43201

Wilmington College                   83,632                     5.38%
Fife Avenue
Wilmington, Ohio  45177

The National Bank and               330,666                    21.28%
Trust Company and
InterCounty Bancshares, Inc.
Employee Stock Ownership
Plan (3)
48 N. South Street
Wilmington, Ohio  45177
----------------------------



                                     -2-

(1) Except as indicated for the shares held by the InterCounty Bancshares, Inc. Employee Stock Ownership Plan (the "ESOP"), the beneficial owner has sole voting and dispositive power.

(2) B. Anthony Williams is a director of InterCounty and The National Bank and Trust Company (the "Bank"), and Janet Williams is his wife. Of the 196,098 shares, 101,685 are held in the name of Mr. Williams, and 94,413 are held in the name of Mrs. Williams.

(3) Such shares are held by the Bank as Trustee for the ESOP. Pursuant to the ESOP, the Bank, as Trustee, has the power to vote in its sole discretion all ESOP shares that have not been allocated to the accounts of participants. At August 3, 1998, 66,881 shares had not been allocated.
    The Trustee may dispose of shares held in the ESOP Trust only under limited circumstances specified in the ESOP.

The following table sets forth certain information with respect to the number of common shares InterCounty beneficially owned by each director of InterCounty and each executive officer of InterCounty whose cash compensation during 1997 exceeded $100,000 and by all directors and executive officers of InterCounty as a group as of August 3, 1998:
                                    Amount and Nature of
                                    Beneficial Ownership

                          Sole Voting                          Percent of
                             and          Shared Voting          Common
                          Investment     and Investment          Shares
Name                        Power            Power             Outstanding
----                      -----------    --------------        -----------
S.  Craig Beam                  891            3,772                  .30%
George F. Bush               2,655                -                  .17
Charles L. Dehner           31,702 (1)       15,790 (2)             3.01
James W. Foland              7,105                -                  .46
Georgia H. Miller              891                -                  .06
Darleen M. Myers             4,234                -                  .27
Robert A. Raizk              6,534                -                  .42
Timothy L. Smith            38,303 (3)       24,573 (4)             3.96
B.  Anthony Williams        101,685           94,413                12.62
R. James Parker              4,324 (5)        4,202 (6)              .55
All directors and          207,353 (7)      169,575 (8)            23.31
executive officers of
InterCounty as a group
(13 persons)
-----------------------



                                   -3-

(1) Includes 22,900 shares that may be acquired currently upon the exercise of options.

(2) Consists of shares allocated to Mr. Dehner's ESOP account, with respect to which Mr. Dehner has voting but not investment power.

(3) Includes 32,653 shares that may be acquired currently upon the exercise of options.

(4) Includes 18,407 shares allocated to Mr. Smith's ESOP account, with respect to which Mr. Smith has voting but not investment power.

(5) Includes 1,900 shares that may be acquired currently upon the exercise of options.

(6) Consists of shares allocated to Mr. Parker's ESOP account, with respect to which Mr. Parker has voting but not investment power.

(7) Includes 3,389 shares owned with sole voting and investment power by three executive officers of the Bank who may be deemed to perform policy making functions for InterCounty and 5,640 shares that may be acquired currently by such persons upon the exercise of options.

(8) Includes 310 shares owned with shared voting and investment power by three executive officers of the Bank who may be deemed to perform policy making functions for InterCounty and 26,515 shares allocated to the ESOP accounts of such persons, with respect to which such persons have voting power.

                             AMENDMENT OF ARTICLES

The Board of Directors recommends that the shareholders adopt a proposed amendment to Article Fourth of the Articles to increase the number of authorized common shares from 3,000,000 to 6,000,000. The Board of Directors recommends such increase in order to ensure flexibility of action with respect to specific corporate purposes planned by the Board of Directors, as well as future opportunities not yet contemplated.

If the proposed amendment is adopted, additional common shares will be available, free from any preemptive rights, for issuance from time to time to such persons and for such consideration as the Board of Directors may determine, without necessarily requiring further action by InterCounty's shareholders. These additional common shares could be used for various corporate purposes, including stock splits and stock dividends, acquisitions of other companies, public offerings and stock options and other employee benefit plans. The Board of Directors currently intends to issue shares in connection with the acquisition of the Phillips Insurance Agency Group, Inc. The Board of Directors also expects to declare a two-for-one stock split in the form of a stock dividend if the proposed amendment is adopted.

If the proposed amendment is adopted, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of additional common shares, unless otherwise required by law. Opportunities often arise that require prompt action, and the delay necessary for shareholder approval could be detrimental to InterCounty and its shareholders. The directors do not intend to issue any common shares except on terms the Board of Directors deems to be in the best interests of InterCounty and its shareholders.

The proposed increase in the number of authorized shares might be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of InterCounty's common shares, to acquire control of InterCounty with a view to imposing a merger, sale of all or any part of its assets or a similar transaction, because the issuance of new common shares or the granting of rights to purchase common shares, perhaps on very favorable terms, could be used to dilute the stock ownership of a person or entity seeking to obtain control of InterCounty. In addition, although the Board of Directors at present has no intention of doing so, authorized but unissued common shares could be issued to a holder that would thereby have sufficient voting power to assure that the transactions described in Article Eleventh of the Articles, such as mergers or sales of substantial amounts of the assets of InterCounty, and any proposal to remove directors or to amend the Articles to repeal the provisions pertaining to the right of a shareholder to change the number of directors, would not receive the 80 percent shareholder vote required therefor by Article Eleventh.

At the Special Meeting, the shareholders will be asked to approve the following resolution:

     RESOLVED, that the Second Amended and Restated Articles of InterCounty Bancshares, Inc., be, and they hereby are, amended by deleting Section
     4.01 in its entirety and substituting therefor the following Section 4.01:

         Section 4.01. The total number of authorized shares of the ------------- Corporation is six million one hundred thousand
                       (6,100,000) shares, of which:

                           (a) Six million (6,000,000), without par value, shall be of a class of common shares designated "Common Stock."

                           (b) Fifty thousand (50,000), without par value, shall be of a class designated "Class A Preferred Shares."

                           (c) Fifty thousand (50,000), without par value, shall be of a class designated "Class B Preferred Shares."

             PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

Any proposals of shareholders intended to be included in InterCounty's proxy statement for the 1999 Annual Meeting of Shareholders should be sent to InterCounty by certified mail and must be received by InterCounty not later than December 7, 1998. In addition, if a shareholder intends to present a proposal at the 1999 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 17, 1999, then the proxies designated by the Board of Directors of InterCounty for the 1999 Annual Meeting of Shareholders of InterCounty may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

Management knows of no other business that may be brought before the Special Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Special Meeting.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                            By Order of the Board of Directors





September 1, 1998                           James W. Foland, Secretary

                              REVOCABLE PROXY

                         INTERCOUNTY BANCSHARES, INC.
                       SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 22, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned holder(s) of common shares of InterCounty Bancshares, Inc. (the "Company"), hereby constitutes and appoints Timothy L. Smith and Charles L. Dehner, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to attend the Special Meeting of Shareholders of the Company to be held on September 22, 1998, at 48
N. South Street, Wilmington, Ohio, at 9:00 a.m., Eastern Daylight Savings Time, and at any adjournment or adjournments thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Special Meeting or at any adjournment or adjournments thereof on each of the following proposals, which are described in the accompanying Proxy Statement:

1. The adoption of an amendment to the Second Amended and Restated Articles of Incorporation of InterCounty Bancshares, Inc., to increase the number of authorized common shares from 3,000,000 to 6,000,000.

          [   ]   FOR           [   ]   AGAINST             [   ]   ABSTAIN

2. In their discretion, upon such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.


           WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AMENDMENT DESCRIBED IN ITEM NO. 1 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


           All proxies previously given by the undersigned are hereby revoked.
           ------------------------------------------------------------------
The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement for the September 22, 1998, meeting.

                              Please sign exactly as your name appears hereon. When shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If the shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If the shareholder is a partnership, please sign in partnership name by authorized person. (Please note any change of address on this proxy.)


                              ------------------------------------------
                              Signature of Shareholder(s)



                              ------------------------------------------
                              Signature of Shareholder(s)


                              Dated:                      , 1998
                                    ----------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERCOUNTY BANCSHARES, INC. PLEASE FILL IN, DATE, SIGN AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

If you plan to attend the Special Meeting, please check here. ____




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